SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

       Maryland                          0-31957                  38-0135202
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
                                                             Identification No.)



100 S. Second Ave., Alpena, Michigan                                    49707
---------------------------------------                               ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On May 17,  2006,  stockholders  of  First  Federal  of  Northern  Michigan
Bancorp, Inc. (the "Registrant") approved the Registrant's 2006 Stock Based-Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan is included in "Proposal 2 - Approval of First Federal of
Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on April 10, 2006, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

              Exhibit No.          Description
              -----------          -----------
                 10.1              First Federal of Northern Michigan Bancorp,
                                   Inc. 2006 Stock  Based-Incentive Plan
                                   (incorporated by reference to Appendix A of the Registrant's Definitive Proxy
                                   Statement  for the 2006 Annual  Meeting of
                                   Stockholders  (File No.  0-31957),  as
                                   filed with the SEC on April 10, 2006)

                 10.2              Form of Stock Option Agreement for Outside
                                   Directors

                 10.3              Form of Stock Option Agreement for Employees

                 10.4              Form of Restricted Stock Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.


DATE:  May 23, 2006             By:  /s/ Michael W. Mahler
                                     ------------------------------------------
                                     Michael W. Mahler
                                     President

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            ------------
10.1                   First  Federal  of  Northern  Michigan  Bancorp,  Inc.
                       2006 Stock Based-Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive
                       Proxy Statement for the 2006 Annual Meeting of
                       Stockholders (File No. 0-31957), as filed with the SEC on April 10, 2006)

10.2                   Form of Stock Option Agreement for Outside Directors

10.3                   Form of Stock Option Agreement for Employees

10.4                   Form of Restricted Stock Agreement